VAM INSTITUTIONAL FUNDS, INC.
                  Segall Bryant & Hamill Growth and Income Fund

--------------------------------------------------------------------------------


       Supplement dated August 3, 1998 to Prospectus dated August 4, 1997

--------------------------------------------------------------------------------



         The Prospectus dated August 4, 1997 is hereby amended to notify investors that on July 31, 1998 the Board of Directors of VAM Institutional Funds, Inc. (the "Fund") approved a new Administration Agreement with Investment Company Administration Corporation ("ICAC") effective August 1, 1998. ICAC is a mutual fund consulting and administration company located in Phoenix, Arizona. Please be aware that these changes will not affect the status of your account.

         The instructions in the paragraph "Purchases by Mail" on page 13 of the prospectus and the instructions on the application form on where to send payment when opening an account is amended as follows:

         Shareholder payment instructions via US mail: Segall Bryant & Hamill
                  Growth & Income Fund c/o American Data Services, Inc.
                  P.O. Box 5536
                  Hauppauge, NY 11788-0132

         Shareholder payment instructions via Federal Express:
                  Segall Bryant & Hamill Growth & Income Fund
                  c/o American Data Services, Inc.
                  150 Motor Parkway, Suite 109
                  Hauppauge, NY 11788

         If you have questions concerning your account or require other information about the Fund, please call shareholder servicing toll-free at 888-229-2105.